UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 3, 2007

IA Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-15863	13-4037641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 N. Reo Street, Suite 300, Tampa, FL 33609

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code)   (813) 261-5157

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 - Other Events.

On May 3, 2007, IA Global, Inc. (the “Company”) received notice that it had regained full compliance with the requirements for continued listing on the American Stock Exchange. A copy of the press release dated May 4, 2007, is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 - Financial Statements and Exhibits.

(a)	Financial statements of business acquired – None.

(b)	Pro Forma financial information – None.

(d)	Exhibits –

Exhibit No.	Description

99.1	Press release dated May 4, 2007, concerning the Company regaining full compliance with the requirements for continued listing on the American Stock Exchange.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IA Global, Inc.

(Registrant)

Dated: May 4, 2007

By:	/s/ Mark Scott

Mark Scott

Chief Operating and Financial Officer